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                                                                    Exhibit 10.6

                                 BELDEN CDT INC.
                        [2006] ANNUAL CASH INCENTIVE PLAN
                     BELDEN CDT INC. - [NAME OF PARTICIPANT]

OBJECTIVE

The Annual Cash Incentive Plan is designed to (1) attract, motivate and retain key talent, (2) reward participants for individual and company performance and
(3) align management and shareholder interests.

ELIGIBILITY

Designated active, full-time associates who are direct reports to the President and CEO and their direct reports (if (1) they occupy positions with a minimum E7 salary grade, (2) are not a covered participant in another annual incentive plan and (3) have been approved for inclusion by the CEO) who are employed by the Company as of the payout date of the plan year are eligible to participate. New hires and associates who have been promoted, transferred or reclassified into a covered position during the plan year will be eligible to participate on a prorated basis based on the number of months of plan participation. An individual must be hired, promoted, transferred or reclassified on or before the 15th of the calendar month to receive credit for that month.

Participants who are transferred to disability status will be paid according to Belden CDT's short- and/or long-term disability plan and are normally ineligible for incentive earnings during the period of disability. Participants who are on an approved leave of absence are not normally entitled to earn performance credit after the date of transfer to that status.

INCENTIVE AMOUNTS

Award levels will be calculated as a percent of salary. For purposes of the incentive calculation, each employee's base salary as of January 1 of the plan year will be used. In the case of promotions and associated salary increases, the incentive payment will be prorated. Discretion may be used to adjust incentive awards based on individual performance only with the approval of the Compensation Committee of the Board of Directors.

PLAN OBJECTIVES

Performance measures and weights are established annually.

PLAN YEAR

January 1 through December 31, [2006].

PAYMENT DATE

Incentive awards will be paid in the first quarter of the year following the plan year except in the absence of information required to report or calculate payment. Participants must be on the payroll on the payment date to receive the incentive award. The only exception to this rule is for a participant who retires or who is terminated by the Company without cause after December 31 but before the payment date.

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BENEFITS AND TAX TREATMENT

Incentive award payments are subject to normal payroll taxes. Eligibility for inclusion in pension contributions varies by country and pension plan design provisions. Consult your local human resources department for questions on this matter.

ADMINISTRATION

The Annual Cash Incentive Plan will be overseen by the President & CEO, the Vice President of Human Resources, and the Chief Financial Officer. They, in turn, will report to the Compensation Committee of the Board of Directors. These individuals are responsible for:

      -     Plan interpretation;

      -     Examination of extraordinary circumstances;

      -     Approval of performance standards (i.e. goals, payouts, etc.); and

      -     Review and approval of performance achievement levels and awards

Issues concerning plan administration will be first taken up with the Vice President of Human Resources; next level of review will be the CEO.

Incentive plan calculations are the responsibility of the Chief Financial Officer or his designee.

CLAIMS/RIGHTS

This Annual Cash Incentive Plan shall not be construed as an employment contract with Belden CDT Inc. or any affiliate nor is it a guarantee of compensation or benefits. The plan may be suspended, modified, revoked or terminated in its entirety, or any portion thereof, at any time for any reason and without notice, by the Company.

Participants will receive a personal copy of the Plan, which shall be "RESTRICTED" and may not be distributed to others by the participant.

APPROVED:

___________________________            DATE:___________________________
CATHY ODOM STAPLES
VICE PRESIDENT, HUMAN RESOURCES

___________________________            DATE:___________________________
JOHN S. STROUP
PRESIDENT & CEO

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I HAVE RECEIVED A COPY OF THE [2006] ANNUAL CASH INCENTIVE PLAN.

[NAME OF PARTICIPANT]
[TITLE OF PARTICIPANT]
[PARTICIPANT'S OPERATING UNIT]
[LOCATION]

___________________________________             _________________________
SIGNATURE                                       DATE

                    BELDEN CDT INC. - [NAME OF PARTICIPANT]

            MEASUREMENT                     RELATIVE WEIGHTING             THRESHOLD        BUDGET/TARGET
----------------------------------   --------------------------------   ----------------   ----------------
 Consolidated EPS from continuing         80% [40% for division
            operations                         presidents]              $1.28 [for 2006]   $1.60 [for 2006]

 Consolidated working capital as %
            of revenues              20%[10% for division presidents]   20.9% [for 2006]   18.8% [for 2006]

[For division presidents, division
         operating income]                        [35%]                 [$_____________]   [$_____________]

[For division presidents, division
 working capital as % of revenues]                [15%]                   [________%]         [_______%]

January 1, [2006] Base Salary:    $_________

50% Target Bonus:                 $_________

[insert any increased Base Salary amount after January 1, [2006] and associated Target Bonus]

Subject to (1) financial performance factor adjustment, (2) individual performance factor adjustment, and (3) Compensation Committee approval.

I HAVE RECEIVED A COPY OF THE [2006] ANNUAL CASH INCENTIVE PLAN.

[NAME OF PARTICIPANT]
[TITLE OF PARTICIPANT]
[PARTICIPANT'S OPERATING UNIT]
[LOCATION]

___________________________________             _________________________
SIGNATURE                                       DATE

                    BELDEN CDT INC. - [NAME OF PARTICIPANT]

            MEASUREMENT                     RELATIVE WEIGHTING            THRESHOLD         BUDGET/TARGET
----------------------------------   --------------------------------   ----------------   ----------------
 Consolidated EPS from continuing         80% [40% for division
            operations                         presidents]              $1.28 [for 2006]   $1.60 [for 2006]

 Consolidated working capital as %
            of revenues              20%[10% for division presidents]   20.9% [for 2006]   18.8% [for 2006]

[For division presidents, division
         operating income]                        [35%]                 [$_____________]   [$_____________]

[For division presidents, division
 working capital as % of revenues]                [15%]                   [________%]         [_______%]

January 1, [2006] Base Salary:    $_________

50% Target Bonus:                 $_________

[insert any increased Base Salary amount after January 1, [2006] and associated Target Bonus]

Subject to (1) financial performance factor adjustment, (2) individual performance factor adjustment, and (3) Compensation Committee approval.

SIGN AND RETURN THIS COPY TO CATHY STAPLES, SAINT LOUIS.

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